Exhibit 10.1

Securities Purchase Agreement

December 21, 2012

Sequential Brands Group, Inc.

17383 Sunset Boulevard

Suite A310

Pacific Palisades, CA 90272

Ladies and Gentlemen:

The undersigned investors (the “Investors”) understand Sequential Brands Group, Inc., a corporation organized under the laws of Delaware (the “Company”), is offering an aggregate of 4,966,667 shares of its common stock, par value $0.001 per share (the “Securities”) in a private placement pursuant to Regulation D promulgated under the Securities Act of 1933, as amended ( the “Securities Act”). This offering is made pursuant to the Private Placement Memorandum, dated December 20, 2012 (the “Offering Document”). The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1.                  Purchase. Subject to the terms and conditions hereof and the provisions of the Offering Document, the Company agrees to sell and each of the Investors, severally, but not jointly, agrees to purchase the number of Securities set forth opposite their respective names on Appendix A hereto for the purchase price set forth in Appendix A, which is payable as described in Section 3 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Securities Purchase Agreement (the “Purchase Agreement”) and under applicable securities laws.

2.                  The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of White & Case LLP, at 10 a.m. on January 9, 2013, or at such other time and place as the Company may designate by notice to the undersigned (the “Closing Date”).

3.                  Payment for Securities. Payment for the Securities shall be received by the Company from the Investors by wire transfer of immediately available funds on the Closing Date, per the written instructions provided by the Company at least two business days before the Closing Date or other means approved by the Company at or prior to the Closing, in the amount as set forth opposite each Investor’s name on Appendix A hereto. The Company shall deliver certificates representing the Securities to each respective Investor at the Closing bearing an appropriate legend (as set forth below) referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, PROVIDED THAT IN THE CASE OF (C), (D) or (E) ABOVE, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE ISSUER. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

4.                  Closing Deliverables of the Company. At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(a)                This Purchase Agreement duly executed by the Company;

(b)               Facsimile or “.pdf” copies of one or more stock certificates, free and clear of all restrictive or other legends (except as provided in Section 3 hereof), evidencing the Securities purchased by such Investor hereunder, registered in the name of such Investor as set forth on Appendix A hereto (the “Stock Certificates”) with the original Stock Certificates to be delivered by the Company’s transfer agent to the registered address of each Investor, as set forth on Appendix A hereto, within three business days of Closing;

(c)                That certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the investors signatory thereto (the “Registration Rights Agreement”) duly executed by the Company;

(d)               A certificate of the secretary of the Company, dated as of the Closing Date, (a) certifying resolutions adopted by the Company’s board of directors, or a duly authorized committee thereof, approving the transactions contemplated in this Purchase Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the Company’s certificate of incorporation and by-laws, each as amended, and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

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(e)                A certificate of an executive officer of the Company, dated as of the date of the Closing, certifying to the fulfillment and satisfaction of the conditions in Sections 6(b)(i) and (ii); and

(f)                An opinion, dated as of the Closing, from White & Case LLP, as counsel to the Company, as to the validity of the Securities being sold, compliance with federal securities laws and other matters as are customary in comparable securities purchases.

5.                  Closing Deliverables of the Undersigned Investors. At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

(a)                The purchase price to be paid, as set forth on Appendix A hereto, wired directly to an account specified in writing by the Company as provided for in Section 3 hereof;

(b)               A fully completed and duly executed investor questionnaire; and

(c)                This Purchase Agreement, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder (together, the “Transaction Documents”) duly executed by such Investor.

6.                  Closing Conditions.

(a)                The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived by the Company:

(i)                 The accuracy in all material respects, when made and as of the Closing Date, of the representations and warranties of the Investors contained herein (except with respect to representations and warranties which relate to a specific date, in which case such representations and warranties shall continue to be materially accurate as of such date).

(ii)               All obligations, covenants and agreements of the Investors required to be performed at or prior to the Closing shall have been performed.

(iii)             The delivery by the Investors of the items set forth in Section 5 of this Purchase Agreement.

(iv)             No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(v)               The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(b)               The respective obligations of the Investors hereunder in connection with the Closing are subject to the following conditions being met or waived by each Investor as to itself:

(i)                 The accuracy in all material respects, when made and as of the Closing, of the representations and warranties of the Company contained herein (except with respect to representations and warranties which relate to a specific date, in which case such representations and warranties shall continue to be materially accurate as of such date).

(ii)               All obligations, covenants and agreements of the Company contained herein required to be performed at or prior to the Closing shall have been performed.

(iii)             No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.                  Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a)                The Company is duly formed and validly existing under the laws of Delaware, with the requisite corporate power and authority to conduct its business as it is currently being conducted and to own or lease its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b)               The Company has the requisite corporate power and authority to enter into and perform the Transaction Documents and to issue the Securities in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors or stockholders is required. When executed and delivered by the Company, the Transaction Documents shall constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

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(c)                The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Purchase Agreement, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof incorporated by reference into the Offering Document. In addition, such Securities will be free and clear of all liens, claims, charges, security interests or agreements, pledges, assignments, covenants, restrictions or other encumbrances created by, or imposed by, the Company and rights of refusal of any kind imposed by the Company (other than restrictions on transfer under applicable securities laws) and the holder of such Securities shall be entitled to all rights accorded to a holder of the Company’s common stock.

(d)               The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) violate any provision of the Company’s articles of incorporation or bylaws, each as amended to date, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in the case of (ii) and (iii), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operation or prospects of the Company (a “Material Adverse Effect”). The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the shares in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations prior to or subsequent to the Closing).

(e)                The Company has made available to the Investors through the U.S. Securities and Exchange Commission’s (the “SEC”) EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “10-K”), and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”). The SEC Filings are the only filings required of the Company pursuant to the Exchange Act for the period from the filing of the 10-K through the date hereof.

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(f)                At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(g)               As of their respective dates, the financial statements of the Company included in the SEC Filings complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(h)               The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(i)                 Except as disclosed in the SEC Filings, since September 30, 2012, the Company has not (i) experienced or suffered any Material Adverse Effect, (ii) incurred any material liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s business or (iii) declared, made or paid any dividend or distribution of any kind on its capital stock.

(j)                 No action, suit, proceeding or investigation is currently pending or, to the knowledge of the Company, has been threatened in writing against the Company that: (i) concerns or questions the validity of this Purchase Agreement; (ii) concerns or questions the right of the Company to enter into this Purchase Agreement; or (iii) is reasonably likely to have a Material Adverse Effect. The Company is neither a party to nor subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate that would have a Material Adverse Effect.

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(k)               Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(l)                 The Company is presently insured, and during each of the past two calendar years has been insured, for reasonable amounts with reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured.

(m)             Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(n)               The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

8.                  Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)                General.

(i)                 Each undersigned Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite power and authority to purchase the Securities to be purchased by it hereunder and to execute and deliver the Transaction Documents, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii)               Assuming the due authorization, execution and delivery thereof by the Company, the Transaction Documents constitute such Investor’s valid and legally binding obligation, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

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(iii)             The undersigned Investor is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iv)             The undersigned Investor is not a broker-dealer registered with the SEC under the Exchange Act, or a member of the Financial Industry Regulatory Authority Inc., or an entity engaged in a business that would require it to be so registered.

(v)               The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(vi)             The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

(b)               Information Concerning the Company.

(i)                 The undersigned has received a copy of the Offering Document. The undersigned has not been furnished any offering literature other than the Offering Document and has relied only on the information contained therein.

(ii)               The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Offering Document or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities.

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(iii)             The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Offering Document. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(iv)             The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Purchase Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(v)               The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(vi)             The undersigned Investor represents and warrants that it has not, as of the date of this Purchase Agreement and will not: (i) use any information contained in the Offering Document for any purpose other than an evaluation of potential investment in the Securities or (ii) disclose any such information publicly or to any third party (other than those persons, if any, retained to advise such Investor with respect to its potential investment).

(c)                Non-reliance.

(i)                 The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in the Offering Document shall not be considered investment advice or a recommendation to purchase the Securities.

(ii)               The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

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(d)               Status of Undersigned.

(i)                 The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the Offering Document and in this Purchase Agreement. The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Purchase Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii)               The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed, duly executed and delivered to the Company’s placement agent, an investor questionnaire in a form reasonably satisfactory to the placement agent and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

(e)                Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i)                 The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Purchase Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Purchase Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

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(ii)               The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that, except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the SEC’s rules and other than as set forth in the Registration Rights Agreement, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii)             The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the certificates representing the Securities will bear a legend substantially in the form set out below, making reference to the foregoing restrictions; and (C) that the Company, its transfer agent and their affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions. The legend on the certificates representing the Securities shall state:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, PROVIDED THAT IN THE CASE OF (C), (D) or (E) ABOVE, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE ISSUER. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

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(iv)             The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

9.                  Furnishing of Information. For a period of one year after the date of this Purchase Agreement, the Company covenants to file all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During this one-year period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144 such information as is required for the Investors to sell the Securities under Rule 144.

10.              No Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that could reasonably be expected to be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

11.              Publicity; Certain Transactions. The Company shall not publicly disclose the name of any Investor or an affiliate of any Investor, or include the name of any Investor or an affiliate of any Investor in any press release or filing with the SEC (other than any registration statement to be filed in connection with the Registration Rights Agreement) or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the SEC and (ii) to the extent such disclosure is required by law, requested by the staff of the SEC or trading market regulations, in which case the Company shall provide the Investors with notice as soon as reasonably practicable of such disclosure permitted under this subclause (ii). Each Investor acknowledges that the Offering Document contains non-public information regarding acquisitions being contemplated by the Company that are currently material to the Company’s prospects and that trading in the Company’s securities while in possession of this information would be a violation of applicable securities laws until the date on which such information is either (i) publicly disclosed or (ii) is no longer material (the “Cleansing Date”). In order to give more certainty to Investors, the Company agrees to promptly notify (“Cleansing Notice”) each Investor when, in the Company’s good faith determination, the Cleansing Date has occurred. Each Investor acknowledges that a Cleansing Notice represents only the Company’s good faith determination that the Cleansing Date has occurred and a legal or regulatory authority or trading counterparty may come to a different conclusion as to whether and when the Cleansing Date has occurred.

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12.              Indemnification of Purchasers. In addition to the indemnity set forth in the Registration Rights Agreement, the Company agrees to indemnify and hold harmless each Investor and its affiliates and their respective directors, officers, trustees, members, managers, employees and agents, and their respective successors and assigns, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such person for all such amounts as they are incurred by such person.

13.              Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

14.              Waiver, Amendment. Neither this Purchase Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

15.              Assignability. Neither this Purchase Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

16.              Waiver of Jury Trial. Each of the parties to this Purchase Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Purchase Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Purchase Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Purchase Agreement, that each has already relied on this waiver in entering into this Purchase Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PURCHASE AGREEMENT. In the event of litigation, this Purchase Agreement may be filed as a written consent to a trial by the court.

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17.              Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

18.              Governing Law. This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.              Section and Other Headings. The section and other headings contained in this Purchase Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Purchase Agreement.

20.              Counterparts. This Purchase Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

21.              Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Sequential Brands Group, Inc. 17383 Sunset Boulevard Suite A310 Pacific Palisades, CA 90272 Facsimile: (212) 354-8113 Attention: Yehuda Shmidman
with a copy (which shall not constitute notice) to:	White & Case LLP 1155 Avenue of the Americas New York, New York 10036 Facsimile: (212) 354-8113 Attention: Nazim Zilkha David Johansen

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Notices to the Investors shall be sent to the addresses indicated on their respective signature pages hereto.

22.              Delivery by Facsimile. This Purchase Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or, thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

23.              Binding Effect. The provisions of this Purchase Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

24.              Arm’s Length Agreement. Each of the parties to this Purchase Agreement agrees and acknowledges that this Purchase Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

25.              Sophisticated Parties; Advice of Counsel. Each of the parties to this Purchase Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated person capable of understanding and evaluating the provisions set forth in this Purchase Agreement and (ii) it has been fully advised and represented by internal or outside legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Purchase Agreement.

26.              Entire Agreement. This Purchase Agreement, together with the schedules and exhibits attached hereto, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

27.              Survival. All representations, warranties and covenants contained in this Purchase Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments described in the Offering Document which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

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28.              Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Purchase Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Purchase Agreement to be false or incorrect.

29.              Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Purchase Agreement as of the date first written above.

Investor Name: ________________________
By___________________________________ Name: Title:

Registered Address:

______________________________________

______________________________________

______________________________________

Tax ID #: ______________________________

Investor Purchase Amount:

US$___________________________________

[Signature Page to Securities Purchase Agreement]

Acknowledged and agreed by:

Sequential Brands Group, Inc.
By_____________________ Name: Title:

[Signature Page to Securities Purchase Agreement]

APPENDIX A

Consideration To Be Delivered

Investor Name and Registered Address	Securities to Be Acquired	Purchase Price to be Paid
	______ shares of common stock	US$ _______
	Total Shares: _______	Total Purchase Price: $ _________